_______________________________________________________

                      TABLE OF CONTENTS
_______________________________________________________



USAA Family of Funds..................................1
Message from the President............................2
Investment Review.....................................4
Message from the  Managers............................5
Financial  Information:
    Statement  of  Assets  and  Liabilities...........9
    Portfolio of  Investments  in Securities.........10
    Notes to Portfolio of Investments in Securities..14
    Statement of Operations..........................15
    Statements of Changes in Net Assets..............16
    Notes to Financial Statements................... 17

________________________________________________________





                       IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Growth and Tax Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright) 1997, USAA. All rights reserved.





USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of December 31, 1996.

                                                               Average Annual Total Return*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception

========================================================================================================
  Capital Appreciation
  Aggressive Growth                     10/19/81       16.47        11.45         13.12           -
  Emerging Markets(1)                    11/7/94       16.59         -             -              4.84
  Gold(1)                                8/15/84        0.00         6.57           .93           -
  Growth                                  4/5/71       17.80        13.69         13.24           -
  Growth & Income                         6/1/93       23.04         -             -             16.24
  International(1)                       7/11/88       19.15        13.09          -             10.60
  S&P 500 Index(4)                        5/1/96        -            -             -             16.83+
  World Growth(1)                        10/1/92       19.08         -             -             13.66

  Asset Allocation
  Balanced Strategy                       9/1/95       13.45         -             -             12.49
  Cornerstone Strategy(1)                8/15/84       17.87        12.69         10.70           -
  Growth and Tax Strategy(2)**           1/11/89       11.12         9.64          -              9.97
  Growth Strategy(1)                      9/1/95       22.13         -             -             21.47
  Income Strategy                         9/1/95        3.00         -             -              9.72

  Income - Taxable
  GNMA                                    2/1/91        2.94         6.43          -              7.66
  Income                                  3/4/74        1.33         7.33          9.25           -
  Income Stock                            5/4/87       18.70        12.76          -             12.78
  Short-Term Bond                         6/1/93        6.31         -             -              5.60

  Income - Tax Exempt
  Long-Term(2)**                         3/19/82        4.47         6.87          7.37           -
  Intermediate-Term(2)**                 3/19/82        4.49         6.89          7.09           -
  Short-Term(2)**                        3/19/82        4.44         4.94          5.45           -
  California Bond(2)**                    8/1/89        5.39         7.29          -              7.65
  Florida Tax-Free Income(2)**           10/1/93        4.38         -             -              3.69
  New York Bond(2)**                    10/15/90        3.73         6.61          -              8.35
  Texas Tax-Free Income(2)**              8/1/94        5.25         -             -              9.44
  Virginia Bond(2)**                    10/15/90        5.06         7.09

  Money Market
  Money Market(3)                         2/2/81        5.24         4.37          5.84           -
  Tax Exempt Money Market(2,3)**          2/6/84        3.34         3.04          4.21           -
  Treasury Money Market Trust(3)          2/1/91        5.10         4.16          -              4.32
  California Money Market(2,3)**          8/1/89        3.27         2.93          -              3.64
  Florida Tax-Free Money Market(2,3)**   10/1/93        3.24         -             -              3.01
  New York Money Market(2,3)**          10/15/90        3.20         2.79          -              3.07
  Texas Tax-Free Money Market(2,3)**      8/1/94        3.25         -             -              3.32
  Virginia Money Market(2,3)**          10/15/90        3.17         2.87          -              3.20


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and dis-tributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) Some income may be subject to state or local taxes or the federal alter-native minimum tax.

(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(4) S&P 500(registered trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or
promoted by Standard & Poor's,   and  Standard  &  Poor's  makes  no
representation   regarding  the  advisability of investing in the product.

* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.

+  Cumulative total return since inception.


                             MESSAGE FROM THE PRESIDENT

On January 29, 1995, my wife and I became grandparents. Karl Joseph Marbach was born to Alexandra, my wife's daughter, and her husband Keith Marbach. When my wife learned of the name Alexandra and Keith had chosen, she smiled. She noted that my middle names are Joseph Carl, and she said, "I think this kid's college education is secure."
                                              -- May 31,  1995  Annual  Report

In the May 31, 1995, annual report, my message centered on regular, systematic investing, and I told you I was going to practice something I had preached for many years. I introduced you to my grandson, Karl Joseph, and told you I had set up an InveStart(Registered Trademark) account for his college expenses. This is a progress report.

By the time you read this message, Karl Joseph will be 24 months old -- a good time for an update. As you might expect me to say, Karl Joseph is a very bright guy. He is one of the few people whom our wire-haired dachshund, Brunhilde, will tolerate. We have found that Bruni is a discerning judge of people! One of Karl's favorite things is watching me toss grapes and catch them in my mouth. He loves stuffed animals, swimming, and his grandmother's cooking. I'm very pleased to say that his progress is just as I expected.

I'm also pleased to let you know that his education fund is progressing well too. I opened an InveStart account for Karl on June 2, 1995, in the Income Stock Fund. The NAV then was $14.77, and at this writing it is well over $16.00. In addition to my $100 initial investment, there have now been 17 electronic transfers of $50 into the account. That totals $950, and an interesting thing has happened. The account is worth much more than $950 because, in addition to dividends and appreciation, it has attracted other money. This is a college account and a great cause. Karl is surprisingly well on his way.

There is a lesson here. Funding a college education is a challenge, but starting early with an account like this is an excellent step. It provides a place for a few extra dollars that show up on special occasions.

"Secure" may be an exaggeration, but I did decide to practice one thing I have preached for many years ... I opened an InveStart (Registered Trademark) account for Karl Joseph.
                                                 -- May 31, 1995 Annual Report

We originally intended it for young USAA members as a good way to start investing. We found, however, that many grandparents were using it as I just did.
                                                 -- May 31, 1995 Annual Report

I do practice what I preach. Systematic investing makes sense, and InveStart has an expanded lineup of available funds. I encourage you to look at your investment as you study the information in this report, and if you are not investing regularly, please consider if it may be appropriate for you.

If you have any questions about our systematic investment plans or any of our other mutual funds, please call. Your team of account representatives will be glad to assist you with any questions you may have.

Sincerely,


Michael J.C. Roth
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD

[Photograph of Michael J.C. Roth, President and Vice Chairman of the Board appears here.]

A systematic plan, such as InveStart, does not assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue purchases through periods of low and high price levels.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.

The performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.




                         INVESTMENT REVIEW

GROWTH AND TAX STRATEGY FUND

OBJECTIVE: A conservative balance between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.
_____________________________________________________________________________
                                              5/31/96         11/30/96
_____________________________________________________________________________
Net Assets..............................  $160.4 Million      $173.8 Million
Net Asset Value Per Share...............     $14.11               $14.58
_____________________________________________________________________________



____________________________________________________________________________
Average Annual Total Returns as of 11/30/96
May 31, 1996 to November 30, 1996...................... .... ... 7.99%**
1 Year..........................................................14.57%
5 Years.........................................................10.89%
Since inception on January 11, 1989.............................10.21%

** Total returns for periods of less than one year are not annualized. This six-month return is cumulative.
_____________________________________________________________________________



[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 1/11/89 to 11/30/96, with dividends and capital gains reinvested. The ending value of each item graphed is as follows:
 USAA Growth and Tax Strategy Fund - $21,599 and the Lehman Brothers Muni. Bond Index - $18,899.]



The graph illustrates how a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund closely tracks its benchmark, the Lehman Brothers Municipal Bond Index, an unmanaged benchmark of total return performance for the long-term investment grade tax-exempt bond market.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



               MESSAGE FROM THE MANAGERS

(A photo of the Portfolio Managers appears here --
 Seated L to R: Clifford A. Gladson (Tax-Exempt Short-Term), John W. Saunders, Jr. (Allocation Manager); Standing L to R: Harry W. Miller (Basic Value Stocks), and Kenneth E. Willmann (Tax-Exempt Long-Term).

Fund Overview
As we discussed in our annual report last May, the purpose of a balanced fund is to produce, through a mixture of stocks and bonds, reasonable income with potential for long-term growth in capital. Our income emphasis in this Fund is on tax-exempt income.

The stock market's uptrend this year has produced spectacular new highs. Returns in the common stock investment category have had a very positive impact on the Fund's performance.

Recent economic reports have been more positive for bonds. Inflation has remained stable. In fact, we are about to complete the sixth year of 3% or less increase in the Consumer Price Index. There is indication that the economy may be slowing. These factors, plus the Federal Reserve's steady course on interest rates, have prompted the firming in bond prices.

The Fund's investment categories were rebalanced within their respective ranges at the end of November. Current portfolio mix as of November 30, 1996, was 23.5% short-term tax-exempt, 32.1% long-term tax-exempt, and 43.3% basic value stocks.

Short-Term Tax-Exempt Securities
Corporations invest liquid working capital in tax-free municipal securities. Because of this, corporate investment demand can impact yields. Over the six-month period ended November 30, 1996, strong corporate investment demand helped to push up prices and drive down yields for short-term tax-exempt municipal securities to relatively unattractive levels. This development prompted us to hold this category at the low end of its range and to concentrate on providing liquidity for the other portfolio categories so they could quickly capitalize on more attractive investment opportunities. The weighted average maturity of our short-term holdings decreased 33 days, from 146 days on May 31, 1996, to 113 days on November 30, 1996.

Long-Term Tax-Exempt Securities
Interest rates on long-term tax-exempt securities declined for most of the six-month period ended November 30, 1996. The yield on the Bond Buyer 40-Bond Index, which is the industry standard for the yield of the long-term tax-exempt bond market, stood at 6.09% on May 31, 1996. It rose briefly, peaking at 6.22% on June 10, 1996. From there, a steady decline over one-half percent put the index yield at 5.66% on November 30, 1996. The average maturity in this portfolio category remained above twenty years for the period, resulting in meaningful increases in the Fund's bond values in response to the declining interest rates. We continue to concentrate on producing high levels of tax-exempt income while investing exclusively in investment grade bonds.

Basic Value Securities
The U.S. stock market continued to do exceptionally well. Low inflation, moderate interest rates, and good earnings reports were supporting factors.

We currently hold 31 issues versus 35 at the time of the annual report. Nine issues have been eliminated and five new names have been added: Weyerhauser (Paper and Forest Products), May Department Stores and Nordstrom (Retailing-Department Stores), Ford (Autos), and Unocal (Oil-Domestic). We have increased our holdings in Pharmacia & UpJohn.

Exceptionally good performers during the six-month period were Allstate (up 42.6%), Bristol-Myers Squibb (33.2%), Monsanto (31.6%), NICOR (31.5%), and Minnesota Mining & Maufacturing (22.7%). James River, another good performer, was sold being fully valued in our opinion. Some underperformers were Xerox (-6.6%), Occidental Petroleum (-7.2%), Dun & Bradstreet (-6.1%), and RJR Nabisco (-3.4%). Dun & Bradstreet and RJR Nabisco were sold prior to the end of the reporting period.

Your Fund is actively managed and well-diversified in 20 industries. We remain overweighted in Retailing, Healthcare, Chemicals, and Aerospace/Defense.

Note: Income may be subject to federal, state or local taxes, or to the alternative minimum tax.



                          TAX-EXEMPT SECURITIES
                            TOP 5 HOLDINGS
                            (% OF NET ASSETS)
                         ---------------------

  Port Arthur  Navigation  District  IDC PCRB, Series 1985 (CRE)  4.3
  New York State Medical Care  Facilities,  Series 1995A          3.6
  Illinois Health  Facilities  Auth. RB, Series 1996              3.2
  Rhode Island Housing and Mortgage, Series 15-A                  3.2
  Maine Housing Auth. SFH RB, Series 1994C-I                      3.0



        BASIC VALUE STOCKS                     TOP 10 INDUSTRIES
         TOP 5 HOLDINGS                      (% OF NET ASSETS)
       (% OF NET ASSETS)                       -----------------
      ------------------
     Boeing                2.3                 Healthcare              27.3
     J.C. Penney           2.2                 Oil                     10.3
     Halliburton           2.1                 Housing Single/Family    9.2
     B.F. Goodrich         2.1                 Housing Multi/Family     5.9
     Minnesota Mining                          Chemicals                5.4
       & Manufacturing     1.9                 Telecommunications       5.2
                                               Retail                   4.5
                                               Aerospace/Defense        4.4
                                               Machinery-Diversified    3.3
                                               Gas Utilities            2.9



See page 10 for a complete listing of the Portfolio of Investments in Securities.



[A pie chart is shown here depicting the Asset Allocation as of November 30, 1996 of the USAA Growth and Tax Strategy Fund to be:
 Basic Value Stocks -43.3%, Tax-Exempt Short-Term - 23.5% and
 Tax-Exempt Long-Term - 32.1%.]




Growth and Tax Strategy Fund
Statement of Assets and Liabilities
 (In Thousands)

 November 30, 1996
 (Unaudited)



Assets
   Investments in securities, at market value (identified cost of $143,955)       $  171,974
   Cash                                                                                   97
   Receivables:
      Capital shares sold                                                                115
      Dividends and interest                                                           1,381
      Securities sold                                                                    459
                                                                                    ---------
         Total assets                                                                174,026
                                                                                    ---------
Liabilities
   Capital shares redeemed                                                                34
   USAA Investment Management Company                                                     70
   USAA Transfer Agency Company                                                           22
   Accounts payable and accrued expenses                                                  99
                                                                                    ----------
         Total liabilities                                                               225
                                                                                    ----------
            Net assets applicable to capital shares outstanding                   $  173,801
                                                                                    ==========
Represented By:
   Paid-in capital                                                                $  141,111
   Accumulated undistributed net investment income                                     1,131
   Accumulated net realized gain on investments                                        3,540
   Net unrealized appreciation of investments                                          28,019
                                                                                    ----------
            Net assets applicable to capital shares outstanding                    $  173,801
                                                                                    ==========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                     11,923
                                                                                    ==========
   Net asset value, redemption price, and offering price per share                 $    14.58
                                                                                    ===========

See accompanying notes to financial statements.





Growth and Tax Strategy Fund
Portfolio of Investments in Securities

November 30, 1996
(Unaudited)


                                                                                                Market
    Number                                                                                       Value
   of Shares                                    Security                                         (000)
   ---------                                    --------                                        -------

                           Basic Value Stocks (43.3%)
               Aerospace/Defense (4.3%)
       80,000  B.F. Goodrich Co.                                                               $  3,590
       40,000  Boeing Co.                                                                         3,975
-------------------------------------------------------------------------------------------------------------
                                                                                                  7,565
-------------------------------------------------------------------------------------------------------------

               Automobiles (1.9%)
      100,000  Ford Motor Co.                                                                     3,275
-------------------------------------------------------------------------------------------------------------

               Bank Holding Companies - Money Center (0.9%)
       18,000  Bankers Trust New York Corp.                                                       1,566
-------------------------------------------------------------------------------------------------------------

               Chemicals (3.1%)
       27,000  Dow Chemical Co.                                                                   2,261
       80,000  Monsanto Co.                                                                       3,180
-------------------------------------------------------------------------------------------------------------
                                                                                                  5,441
-------------------------------------------------------------------------------------------------------------

               Distribution & Pipelines (0.8%)
       36,000  NICOR, Inc.                                                                        1,328
-------------------------------------------------------------------------------------------------------------

               Drugs (0.9%)
       40,000  Pharmacia & Upjohn, Inc.                                                           1,545
-------------------------------------------------------------------------------------------------------------

               Healthcare - Diversified (2.4%)
       20,000  American Home Products Corp.                                                       1,285
       25,000  Bristol-Myers Squibb Co.                                                           2,844
-------------------------------------------------------------------------------------------------------------
                                                                                                  4,129
-------------------------------------------------------------------------------------------------------------

               Insurance - Property/Casualty (1.7%)
       50,000  Allstate Corp.                                                                     3,013
-------------------------------------------------------------------------------------------------------------

               Machinery - Diversified (3.3%)
       35,000  Caterpillar, Inc.                                                                  2,769
       65,000  Deere & Co.                                                                        2,901
-------------------------------------------------------------------------------------------------------------
                                                                                                  5,670
-------------------------------------------------------------------------------------------------------------

               Manufacturing - Diversified Industries (1.9%)
       40,000  Minnesota Mining & Manufacturing Co.                                               3,350
-------------------------------------------------------------------------------------------------------------

               Office Equipment & Supplies (1.3%)
       48,000  Xerox Corp.                                                                        2,358
-------------------------------------------------------------------------------------------------------------

               Oil - Domestic (1.7%)
       50,000  Occidental Petroleum Corp.                                                      $  1,200
       45,000  Unocal Corp.                                                                       1,834
-------------------------------------------------------------------------------------------------------------
                                                                                                  3,034
-------------------------------------------------------------------------------------------------------------

               Oil - International (2.2%)
       15,000  Mobil Corp.                                                                        1,815
       20,000  Texaco, Inc.                                                                       1,982
-------------------------------------------------------------------------------------------------------------
                                                                                                  3,797
-------------------------------------------------------------------------------------------------------------

               Oil Well Equipment & Service (2.1%)
       60,000  Halliburton Co.                                                                    3,615
-------------------------------------------------------------------------------------------------------------

               Paper & Forest Products (1.7%)
       65,000  Weyerhaeuser Co.                                                                   2,990
-------------------------------------------------------------------------------------------------------------

               Railroads (1.2%)
       23,000  Norfolk Southern Corp.                                                             2,070
-------------------------------------------------------------------------------------------------------------

               Retail - Department Stores (2.4%)
       60,000  May Department Stores Co.                                                          2,925
       28,000  Nordstrom, Inc.                                                                    1,218
-------------------------------------------------------------------------------------------------------------
                                                                                                  4,143
-------------------------------------------------------------------------------------------------------------

               Retail - General Merchandising (2.2%)
       70,000  J.C. Penney Company, Inc.                                                          3,763
-------------------------------------------------------------------------------------------------------------

               Telephones (5.2%)
       50,000  GTE Corp.                                                                          2,244
       44,000  NYNEX Corp.                                                                        2,040
       55,000  SBC Communications Corp.                                                           2,894
       43,000  Sprint Corp.                                                                       1,801
-------------------------------------------------------------------------------------------------------------
                                                                                                  8,979
-------------------------------------------------------------------------------------------------------------

               Tobacco (2.1%)
       19,000  Philip Morris Companies, Inc.                                                      1,959
       60,000  Universal Corp.                                                                    1,725
-------------------------------------------------------------------------------------------------------------
                                                                                                  3,684
-------------------------------------------------------------------------------------------------------------
               Total basic value stocks (cost: $50,177)                                          75,315
-------------------------------------------------------------------------------------------------------------







  Principal                                                                                    Market
   Amount                                                      Coupon                           Value
   (000)                   Security                             Rate           Maturity          000
  ---------                -----------                        --------         ---------       -------

                          Tax-Exempt Securities (55.6%)
                    Short-Term Tax-Exempt Securities (23.5%)
               Alabama (2.3%)
   $  4,000    McIntosh IDA PCRB, Series 1986 (CRE)              4.15%         7/01/04(a)      $  4,000
               California (7.5%)
      2,100    Irvine Ranch Water District RB,
                  Series 1985 (CRE)                              3.90         10/01/05(a)         2,100
      2,200    Pollution Control Financing Auth. PCRB,
                 Series 1996F (CRE)                              4.00         11/01/26(a)         2,200
      3,700    Richmond Joint Powers Financing Auth.
                  Lease RB, Series 1994 (CRE)                    3.90          9/01/04(a)         3,700
      5,000    Santa Rosa Housing Auth. MFH RB,
                  Series 1995E (CRE)                             4.88          9/01/07(b)         5,013
               Florida (3.5%)
      4,300    Dade County Health Facilities Auth. RB,
                 Series 1990 (CRE)                               4.20          9/01/20(a)         4,300
        240    Orange County Health Facilities Auth. RB,
                 Series 1995                                     4.75          7/01/97              240
      1,600    Volusia County Health Facilities Auth. RB,
                 Series 1995 (CRE)                               4.10          9/01/20(a)         1,600
               Indiana (2.4%)
      4,200    Health Facility Financing Auth. RB,
                  Series 1993                                    4.65         11/01/98            4,249
               Michigan (2.1%)
      3,655    Hospital Finance Auth. RB, Series 1993A           4.75          5/15/97            3,665
               Oklahoma (0.5%)
        940    Valley View Hospital Auth. RB, Series 1996        5.00          8/15/97              942
               Texas (4.3%)
      7,400    Port Arthur Navigation District IDC PCRB,
                 Series 1985 (CRE)                               4.25          5/01/03(a)         7,400
               Virginia (0.9%)
      1,500    Henrico County IDA RB, Series 1994 (CRE)          4.15          5/01/24(a)         1,500
-------------------------------------------------------------------------------------------------------------
               Total short-term tax-exempt securities (cost: $40,847)                            40,909
-------------------------------------------------------------------------------------------------------------

                     Long-Term Tax-Exempt Securities (32.1%)
               Florida (0.6%)
   $  1,000    North Miami Educational Facilities RB,
                 Series 1994A                                    6.13%         4/01/20         $  1,005
               Illinois (3.2%)
      5,500    Health Facilities Auth. RB, Series 1996           6.38          1/01/15            5,633
               Indiana (4.4%)
      4,945    Fifth Avenue Housing Development Corp.
                  MFH RB, Series 1993A                           7.25          7/01/25            5,196
      2,500    LaPorte County Hospital Auth. RB                  6.00          3/01/23            2,420
               Maine (3.0%)
      5,000    Housing Auth. SFH RB, Series 1994C-1              6.50         11/15/11            5,241
               Michigan (2.3%)
      4,000    Hospital Finance Auth. RB, Series 1996            6.25         10/01/27            4,003
               Montana (2.1%)
      3,600    Health Facilities Auth. RB, Series 1996           6.38          6/01/18            3,619
               New York (3.6%)
      5,850    Medical Care Facilities Finance Agency RB,
                 Series 1995A                                    6.85          2/15/17            6,183
               Pennsylvania (5.5%)
      4,500    Monroeville Hospital Auth. RB, Series 1995        6.25         10/01/15            4,599
      4,785    Philadelphia Gas Works RB, 14th Series            6.38          7/01/26            4,972
               Rhode Island (3.2%)
      5,200    Housing and Mortgage Finance Corp. SFH RB,
                  Series 15-A                                    6.85         10/01/24            5,534
               Texas (1.2%)
      2,100    North Central Texas Health Facilities
                 Development Corp. RB, Series 1996               6.30          2/15/15            2,117
               Wisconsin (3.0%)
      4,940    Housing and Economic Development Auth.
                  SFH RB, Series 1992A                           7.10          3/01/23            5,228
-------------------------------------------------------------------------------------------------------------
               Total long-term tax-exempt securities (cost: $52,931)                             55,750
-------------------------------------------------------------------------------------------------------------
               Total tax-exempt securities (cost: $93,778)                                       96,659
-------------------------------------------------------------------------------------------------------------
               Total investments (cost: $143,955)                                            $  171,974
=============================================================================================================








GROWTH AND TAX STRATEGY FUND
NOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

November 30, 1996
(Unaudited)


General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Portfolio Description Abbreviations
      IDA      Industrial Development Authority/Agency
      IDC      Industrial Development Corporation
      MFH      Multi-Family Housing
      PCRB     Pollution Control Revenue Bond
      RB       Revenue Bond
      SFH      Single-Family Housing

CRE -- CREDIT ENHANCEMENT-- adds the financial strength of the provider to support the underlying obligor's debt service obligations and/or the put option. The enhancement may be provided by either a high quality bank, insurance company or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the credit enhancement.

Specific Notes
(a) VARIABLE RATE DEMAND NOTE (VRDN) -- provides the right, on any business day, to demand, or put, the security for redemption at face value on either that day or in seven days. The interest rate is adjusted at the stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity is the next put date. Most VRDNs possess a credit enhancement.

(b) PUT BOND -- provides the right to tender, or put, the bond for redemption at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date. Between tender dates, the price of a put bond generally varies inversely to the movement of interest rates.


     See accompanying notes to financial statements.





Growth and Tax Strategy Fund
Statement of Operations
(In Thousands)


Six-month period ended November 30, 1996
(Unaudited)


Net investment income:
     Income:
          Dividends                                                    $ 1,279
          Interest                                                       2,451
                                                                        --------
               Total income                                              3,730
                                                                        --------
     Expenses:
          Management fees                                                  413
          Transfer agent's fees                                            126
          Custodian's fees                                                  37
          Postage                                                           25
          Shareholder reporting fees                                        22
          Trustees' fees                                                     2
          Registration fees                                                 22
          Audit fees                                                        12
          Legal fees                                                         4
          Other                                                              7
                                                                        --------
               Total expenses                                              670
                                                                        --------
                    Net investment income                                3,060
Net realized and unrealized gain on investments:                        --------
     Net realized gain on investments                                    3,764
     Change in net unrealized appreciation/depreciation of investments   5,970
                                                                        ---------
                    Net realized and unrealized gain                     9,734
                                                                        ---------
Increase in net assets resulting from operations                      $ 12,794
                                                                      ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



Growth and Tax Strategy Fund
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended November 30, 1996
and Year ended May 31, 1996
(Unaudited)

                                                                            11/30/96            5/31/96
                                                                            --------            --------


From operations:
   Net investment income                                                  $    3,060         $    5,523
   Net realized gain on investments                                            3,764              4,268
   Change in net unrealized appreciation/depreciation of investments           5,970              9,985
                                                                              -------         ----------
      Increase in net assets resulting from operations                        12,794             19,776
                                                                              -------         ----------
Distributions to shareholders from:
   Net investment income                                                      (3,020)            (5,439)
                                                                              --------        ----------
   Net realized gains                                                         (4,060)              (350)
                                                                              --------        ----------
From capital share transactions:
   Proceeds from shares sold                                                  11,624             28,971
   Shares issued for dividends reinvested                                      6,532              5,210
   Cost of shares redeemed                                                   (10,459)           (22,316)
                                                                             ---------          --------
      Increase in net assets from capital share transactions                   7,697             11,865
                                                                             ---------          --------
Net increase in net assets                                                    13,411             25,852
Net assets:
   Beginning of period                                                       160,390            134,538
                                                                            ----------          --------
   End of period                                                          $  173,801         $  160,390
                                                                            ==========          ========
Undistributed net investment income included in net assets:
   Beginning of period                                                    $    1,091         $    1,007
                                                                            ==========          ========
   End of period                                                          $    1,131         $    1,091
                                                                            ==========          =======
Change in shares outstanding:
   Shares sold                                                                   833              2,140
   Shares issued for dividends reinvested                                        476                391
   Shares redeemed                                                              (749)            (1,665)
                                                                            ----------          --------
      Increase in shares outstanding                                             560                866
                                                                            ==========          ========


See accompanying notes to financial statements.






GROWTH AND TAX STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS

November 30, 1996
(Unaudited)



(1)  Summary of Significant Accounting Policies
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the Growth and Tax Strategy Fund (the Fund). The Fund's investment objective is to seek a conservative balance between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

A. SECURITY VALUATION-- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. FEDERAL TAXES-- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES-- As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex -dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term taxable securities, original issue discounts on all securities, and premiums on long-term tax exempt securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. USE OF ESTIMATES-- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 14, 1997, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 1996.


(3)  Distributions
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4)  Investment Transactions
Purchases and sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 1996 were $160,319,962 and $167,259,376, respectively.

Gross unrealized appreciation and depreciation of investments as of November 30, 1996 was $28,018,777 and $224, respectively.


(5) Transactions with Manager

A. MANAGEMENT FEES---The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .50% of its annual average net assets.


B. TRANSFER AGENT'S FEES---USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.


C. UNDERWRITING SERVICES---The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no fee or other remuneration for such services.


D. BROKERAGE SERVICES---USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended November 30, 1996 was $15,356.



(6)  Financial Highlights

Per share operating performance for a share outstanding throughout each period is as follows:



                            Six-month      Eight-month
                           Period Ended     Year Ended          Period Ended         Year Ended
                           November 30,       May 31,             May 31,          September 30,
                               1996         1996     1995          1994         1993      1992
                              ------        ----     ----          -----        ----      -----

Net asset value at
   beginning of period    $ 14.11         $12.82    $12.32      $ 13.00       $12.00      $11.51
Net investment income         .26            .51       .49          .29          .46         .48
Net realized and
   unrealized gain (loss)     .82           1.32       .76         (.27)         1.01        .50
Distributions from net
   investment income         (.26)          (.51)     (.48)        (.33)         (.46)      (.49)
Distributions of realized
   capital gains             (.35)          (.03)     (.27)        (.37)         (.01)       -
Net asset value at         --------       ------    ------        ------        ------    -------
   end of period           $14.58         $14.11    $12.82       $12.32        $13.00     $12.00
                           ========       =======    ======       ======        =======   =======
Total return (%) *           7.99          14.61     10.73          .13          12.57      8.74
Net assets at end of
   period (000)          $173,801       $160,390    $134,538    $128,077     $118,532    $82,840
Ratio of expenses to
   average net assets (%)     .81(a)         .82         .80         .84(a)       .86        .92
Ratio of net investment
   income to average
   net assets (%)           3.71 (a)        3.79        4.02        3.56(a)      3.81       4.31
Portfolio turnover (%)    105.71 (b)      202.55(b)   265.52(b)   171.35(b)     98.83     106.83
Average commission
   rate paid per share    $.0458          $.0505


   * Assumes reinvestment of all dividend income and capital gain distributions during the period.
   ** Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
 (a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

 (b) The Fund may simultaneously purchase and sell the same securities. These transactions can be high in volume and dissimilar to other trade activity within the Fund. If these transactions were excluded from the calculation, the portfolio turnover rate would be as follows:





                                  Six-month                         Eight-month
                                Period Ended      Year Ended       Period Ended
                                November 30,         May 31,            May 31,
                                   1996           1996    1995           1994
                                  ------         -----    ----           -----
Portfolio turnover (%)             24.96          61.98     131.28        93.56

Purchases and sales of this type are as follows:
Purchases (000)                $ 122,469     $  192,239   $234,367     $98,639
Sales (000)                     $122,624     $  192,490   $234,669     $98,761

